                          VAN KAMPEN SERIES FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT
                        OF THE ARTICLES OF INCORPORATION


     VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on August 11, 1999 adopted a resolution to change the name of a portfolio of the Corporation, namely the Van Kampen Aggressive Equity Fund to the Van Kampen Focus Equity Fund, so that the 28,500,000,000 shares of common stock, par value $.001 per share, of the Corporation authorized to be issued are designated and classified as follows:

                                                  Number of Shares of Common
Name of Class                                     Stock Classified and Allocated
-------------                                     ------------------------------

Morgan Stanley Money Market Fund                  2,000,000,000 shares

Van Kampen Global Equity Allocation Fund
         Class A                                  375,000,000 shares
Van Kampen Global Equity Allocation Fund
         Class B                                  375,000,000 shares
Van Kampen Global Equity Allocation Fund
         Class C                                  375,000,000 shares

Van Kampen Global Fixed Income Fund
         Class A                                  375,000,000 shares
Van Kampen Global Fixed Income Fund
         Class B                                  375,000,000 shares
Van Kampen Global Fixed Income Fund
         Class C                                  375,000,000 shares

Van Kampen Asian Growth Fund
         Class A                                  375,000,000 shares
Van Kampen Asian Growth Fund
         Class B                                  375,000,000 shares
Van Kampen Asian Growth Fund
         Class C                                  375,000,000 shares

Van Kampen American Value Fund
         Class A                                  375,000,000 shares
Van Kampen American Value Fund
         Class B                                  375,000,000 shares
Van Kampen American Value Fund
         Class C                                  375,000,000 shares

Van Kampen Worldwide High Income Fund
         Class A                                  375,000,000 shares
Van Kampen Worldwide High Income Fund
         Class B                                  375,000,000 shares
Van Kampen Worldwide High Income Fund
         Class C                                  375,000,000 shares

Van Kampen Emerging Markets Fund
         Class A                                  375,000,000 shares
Van Kampen Emerging Markets Fund
         Class B                                  375,000,000 shares
Van Kampen Emerging Markets Fund
         Class C                                  375,000,000 shares

Van Kampen Latin American Fund
         Class A                                  375,000,000 shares
Van Kampen Latin American Fund
         Class B                                  375,000,000 shares
Van Kampen Latin American Fund
         Class C                                  375,000,000 shares

Van Kampen European Equity Fund
         Class A                                  375,000,000 shares
Van Kampen European Equity Fund
         Class B                                  375,000,000 shares
Van Kampen European Equity Fund
         Class C                                  375,000,000 shares

Van Kampen Growth and Income Fund II
         Class A                                  375,000,000 shares
Van Kampen Growth and Income Fund II
         Class B                                  375,000,000 shares
Van Kampen Growth and Income Fund II
         Class C                                  375,000,000 shares




Van Kampen International Magnum Fund
         Class A                                  375,000,000 shares
Van Kampen International Magnum Fund
         Class B                                  375,000,000 shares
Van Kampen International Magnum Fund
         Class C                                  375,000,000 shares

Van Kampen Focus Equity Fund
         Class A                                  375,000,000 shares
Van Kampen Focus Equity Fund
         Class B                                  375,000,000 shares
Van Kampen Focus Equity Fund
         Class C                                  375,000,000 shares

Van Kampen High Yield & Total Return Fund
         Class A                                  375,000,000 shares
Van Kampen High Yield & Total Return Fund
         Class B                                  375,000,000 shares
Van Kampen High Yield & Total Return Fund
         Class C                                  375,000,000 shares

Van Kampen U.S. Real Estate Fund
         Class A                                  375,000,000 shares
Van Kampen U.S. Real Estate Fund
         Class B                                  375,000,000 shares
Van Kampen U.S. Real Estate Fund
         Class C                                  375,000,000 shares

Van Kampen Japanese Equity Fund
         Class A                                  375,000,000 shares
Van Kampen Japanese Equity Fund
         Class B                                  375,000,000 shares
Van Kampen Japanese Equity Fund
         Class C                                  375,000,000 shares

Morgan Stanley Tax-Free Income
         Money Market Fund                        2,000,000,000 shares

Morgan Stanley Government Obligations
         Money Market Fund                        2,000,000,000 shares




Van Kampen Global Equity Fund
         Class A                                  375,000,000 shares
Van Kampen Global Equity Fund
         Class B                                  375,000,000 shares
Van Kampen Global Equity Fund
         Class C                                  375,000,000 shares

Van Kampen Emerging Markets Debt Fund
         Class A                                  375,000,000 shares
Van Kampen Emerging Markets Debt Fund
         Class B                                  375,000,000 shares
Van Kampen Emerging Markets Debt Fund
         Class C                                  375,000,000 shares

Van Kampen Mid Cap Growth Fund
         Class A                                  375,000,000 shares
Van Kampen Mid Cap Growth Fund
         Class B                                  375,000,000 shares
Van Kampen Mid Cap Growth Fund
         Class C                                  375,000,000 shares

Van Kampen Equity Growth Fund
         Class A                                  375,000,000 shares
Van Kampen Equity Growth Fund
         Class B                                  375,000,000 shares
Van Kampen Equity Growth Fund
         Class C                                  375,000,000 shares

Van Kampen Value Fund
         Class A                                  375,000,000 shares
Van Kampen Value Fund
         Class B                                  375,000,000 shares
Van Kampen Value Fund
         Class C                                  375,000,000 shares

Van Kampen Global Franchise Fund
         Class A                                  375,000,000 shares
Van Kampen Global Franchise Fund
         Class B                                  375,000,000 shares
Van Kampen Global Franchise Fund
         Class C                                  375,000,000 shares


The effective date of the name change shall be October 28, 1999.

     THIRD, Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     FOURTH, The description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and Secretary attested by its Treasurer on this______day of October, 1999.


                                                VAN KAMPEN SERIES FUND, INC




                                                By:
                                                   -----------------------------
                                                   A. Thomas Smith III
                                                   Vice President and Secretary

Attest:
       -----------------------------
       John B. Sullivan
       Treasurer

The undersigned, Vice President and Secretary of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                    By:
                                                       -------------------------
                                                         A. Thomas Smith III